AMENDMENT NO. 1 TO
SELLING AGENT AGREEMENT

This Amendment No. 1 to Selling Agent Agreement (this “Amendment”) is dated as of November 13, 2023 and amends that certain Selling Agent Agreement (the “Selling Agent Agreement”), dated as of February 13, 2020, by and among Prospect Capital Corporation, a Maryland corporation (the “Company”), Prospect Capital Management L.P., a Delaware limited partnership registered as an investment adviser (the “Adviser”), Prospect Administration LLC, a Delaware limited liability company (the “Administrator”), InspereX LLC (f/k/a Incapital LLC, (“InspereX”), Citigroup Global Markets Inc. (“Citi”) and RBC Capital Markets, LLC (“RBC” and together with InspereX and Citi, the “Agents”). The Company, the Adviser, the Administrator and the Agents are sometimes referred to in this Amendment collectively as the “Parties” or individually as a “Party.” Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Selling Agent Agreement.

RECITALS

WHEREAS, the Parties previously entered into the Selling Agent Agreement pursuant to which from time to time during the term of the Selling Agent Agreement, subject to the terms and conditions set forth therein, the Company may issue and sell through the Agents Prospect Capital InterNotes® due twelve (12) months or more from the date of issuance (the “Notes”) pursuant to the terms and conditions of the Selling Agent Agreement;
WHEREAS, effective as of September 28, 2023, the Audit Committee of the Board of Directors of the Company approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, replacing BDO USA, P.C. (“BDO”).
WHEREAS, the Parties wish to amend the Selling Agent Agreement to reflect the fact that Deloitte has replaced BDO as the Company’s independent accountants.
NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties to this Amendment hereby agree to amend the Selling Agent Agreement as follows:
AGREEMENTS
1.Amendment to Section VII(a)(3). Section VII(a)(3) of the Selling Agent Agreement is hereby amended and restated in its entirety as follows:
“The accountants who audited or reviewed the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules of the Company included or incorporated by reference in the Registration Statement and the Prospectus are independent registered public accountants with respect to the Company within the applicable rules and regulations of the Commission and the Public Company Accounting Oversight Board (United States) and as required by the 1933 Act and the 1934 Act.”
2.Amendment to Section VIII(d). Section VIII(d) of the Selling Agent Agreement is hereby amended and restated in its entirety as follows:

“Except as otherwise provided in subsection (o) of Section IV, each time:
(1)        the applicable Terms Agreement so specifies (unless waived by the Purchasing Agent);
(2)        the Company files an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q or a Current Report on Form 8-K required by Item 2 of Form 8-K with the Commission that is incorporated by reference or deemed to be incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus pursuant to the SBCAA or the rules of the Commission promulgated thereunder or otherwise; or
(3)        if required by the Agents after the Registration Statement, the Prospectus or the Disclosure Package has been amended or supplemented by incorporation by reference or otherwise to include additional financial information required to be set forth therein under the terms of Form N-2 under the 1933 Act or a new Registration Statement is used by the Company with respect to the Notes, the Company shall cause its independent accountants to furnish the Agents a letter, dated the date specified in the applicable Terms Agreement or dated the date of effectiveness of such amendment, supplement or document filed with the Commission, as the case may be, in form satisfactory to the Agents, of the same tenor as the portions of the letter referred to in Section III(c) hereof but modified to relate to the Registration Statement, the Prospectus and the Disclosure Package, as amended and supplemented to the date of such letter; provided, however, that if the Registration Statement, the Prospectus or the Disclosure Package is amended or supplemented solely to include financial information as of and for a fiscal quarter, the Company’s independent accountants may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement.”

3.Amendment to Section XI. Section XI of the Selling Agent Agreement is hereby amended and restated in its entirety as follows:
“Except as otherwise specifically provided herein, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to an Agent shall be sufficient in all respects if delivered in person or sent by telex, facsimile transmission (confirmed in writing), or registered mail to such Agent at its address, telex or facsimile number set forth on Annex A hereto and if to the Company shall be sufficient in all respects if delivered or sent by telex, facsimile transmission (confirmed in writing) or registered mail to the Company at the address specified below. All such notices shall be effective on receipt.
If to the Company or the Adviser:
Prospect Capital Corporation
10 East 40th Street
New York, New York 10016
Attention: Russell Wininger
Telecopy: (212) 448-9652
rwininger@prospectcap.com

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section.”
4.Amendment to Sections VIII(b) and VIII(c). References to subsection (m) in the first sentence of Sections VIII(b) and VIII(c) shall be changed to subsection (o).
5.Waivers for Amendment; Consent. The Parties, by the execution of this Amendment, hereby consent to the amendments, modifications and supplements to the Selling Agent Agreement contemplated herein.
6.No Other Amendments. Except as set forth above, no other amendments to the Selling Agent Agreement are intended by the Parties, are made, or shall be deemed to be made, pursuant to this Amendment, and all provisions of the Selling Agent Agreement, including all exhibits thereto, unaffected by this amendment shall remain in full force and effect.
7.Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York applicable to contracts executed in and to be performed in that state. Each party to this Amendment irrevocably agrees that any legal action or proceeding against it arising out of or in connection with this Amendment or for recognition or enforcement of any judgment rendered against it in connection with this Amendment may be brought in any Federal or New York State court sitting in the Borough of Manhattan, and, by execution and delivery of this Amendment, such party hereby irrevocably accepts and submits to the jurisdiction of each of the aforesaid courts in person, generally and unconditionally with respect to any such action or proceeding for itself and in respect of its property, assets and revenues. Each party hereby also irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum. Each party hereto also irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby.
8.Headings. The section headings contained in this Amendment are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Amendment.
9.Execution of Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which will constitute one and the same instrument.

[Signature page to follow]

IN WITNESS WHEREOF, this Amendment No. 1 to the Selling Agent Agreement has been duly executed and delivered by the parties hereto, or their duly authorized officer, as of the date first above written.
PROSPECT CAPITAL CORPORATION

                         By:     /s/ Kristin L. Van Dask
                            Name:    Kristin L. Van Dask
                            Title:    Secretary and Chief Compliance Officer

PROSPECT CAPITAL MANAGEMENT L.P.

                         By: Prospect Management Group GP LLC, its
                         General Partner

                         By:     /s/ John Francis Barry III
                                 Name:    John Francis Barry III
                                 Title:    Manager

PROSPECT ADMINISTRATION LLC

                         By:     /s/ John Francis Barry III
                            Name:    John Francis Barry III
                            Title:    Authorized Signatory

[Signature Page to Amendment No. 1 to Selling Agent Agreement]

Confirmed and accepted
as of the date first above written:

INSPEREX LLC

By:     /s/ Michael Reichart
Name: Michael Reichart
Title: Managing Director

CITIGROUP GLOBAL MARKETS INC.

By:     /s/ Adam D. Bordner
Name: Adam D. Bordner
Title: Director

RBC CAPITAL MARKETS, LLC

By:     /s/ Saurabh Monga
Name: Saurabh Monga
Title: Managing Director

[Signature Page to Amendment No. 1 to Selling Agent Agreement]